

                           Financial Highlights

                  Consolidated Statement of Financial Condition
(In Thousands)
Assets                                                   March 31, 2003     Sept. 30, 2002
     Cash and Cash Equivalents                             $ 22,300             $ 7,376
     Investments & Mortgage-backed Securities               333,441             218,247
     Loans, net                                             340,264             343,192
     Other Assets                                            43,350              38,833
                                                         ----------           ---------
          Total Assets                                     $739,355           $ 607,648
                                                         ==========           =========

Liabilities
     Deposits                                              $409,376           $ 355,779
     Borrowed Money                                         282,314             205,267
     Other Liabilities                                        2,369               2,014
                                                         ----------           ---------
          Total Liabilities                                $694,059           $ 563,060
                                                         ----------           ---------

Shareholders' Equity                                       $ 45,296           $  44,588
                                                         ----------           ---------
          Total Liabilities and Shareholders' Equity       $739,355           $ 607,648
                                                         ==========           =========



                        Consolidated Statements of Income
                                                 For the 3 Months       For the 6 Months
                                                  Ended March 31:        Ended March 31:
(Dollars In Thousands except per share data)       2003        2002        2003       2002
Interest Income                                  $  9,002    $ 8,634    $ 17,954    $ 17,624
Interest Expense                                    4,855      5,429       9,882      11,357
                                                 --------    -------    --------    --------
Net Interest Income                                 4,147      3,205       8,072       6,267
     Provision for Loan Losses                        108        136         283         435
                                                 --------    -------    --------    --------
Net Interest Income After
     Provision for Loan Losses                      4,039      3,069       7,789       5,832
Other Income                                          892        641       1,906       1,420
Other Expenses                                      3,565      3,027       7,080       5,963
                                                 --------    -------    --------    --------
Income Before Income Tax                            1,366        683       2,615       1,289
     Income Tax Expense                               451        235         856         404
                                                 --------    -------    --------    --------
Net Income                                       $    915    $   448    $  1,759    $    885
                                                 ========    =======    ========    ========

Earnings Per Common Share (Basic):               $   0.37    $  0.18    $   0.71    $   0.36
Earnings Per Common Share (Diluted):             $   0.37    $  0.18    $   0.71    $   0.36
                                                 ========    =======    ========    ========




                         Selected Financial Information

For the 6 Months Ended March 31,                                             2003                2002
     Return on Average Assets                                                0.52%               0.32%
     Return on Average Equity                                                7.82%               4.09%
     Average Shares Outstanding for Diluted Earnings per Share           2,495,633           2,488,823

At Period Ended:                                                         March 31, 2003    Sept. 30, 2002
     Equity to Total Assets                                                  6.13%               7.34%
     Book Value per Common Share Outstanding                                $18.16              $18.06
     Tangible Book Value per Common Share Outstanding                       $16.80              $16.68
     Common Shares Outstanding                                           2,493,949           2,468,804
     Non-Performing Assets to Total Assets                                   0.49%               0.63%




First Midwest Financial, Inc. \ First Federal Building \ Fifth at Erie \ P.O. Box 1307 \ Storm Lake, Iowa 50588